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                                                                    Exhibit 99.2

Combined Professional Services Announces Migration to the State of Delaware and Change of Name to Patron Systems, Inc.
Wednesday, October 23, 9:00 am EST

Chicago, IL -- (BUSINESS WIRE) -- October 23, 2002 -- Combined Professional Services, Inc. (OTCBB: CPFS) announced today that it will be migrating from Nevada to the State of Delaware. This redomestication will be accomplished by a merger of Combined Professional Services, Inc. with and into its wholly owned subsidiary; Patron Systems, Inc. Patron Systems, Inc. will become the surviving name of the corporation. The redomestication was approved unanimously by the Board of Directors and by a majority of the outstanding stockholders of CPFS.

Combined Professional Services will be filing an information statement with the SEC, notifying stockholders of the terms of the previously announced Share Exchange, the terms of the Reincorporation Merger, as well as the adoption of Patron Systems, Inc., Certificate of Incorporation, Charter, Bylaws, and Option Plan. Once reviewed by the SEC and following a 20 day statutory notice period to all Combined Professional Services stockholders, each outstanding share of common stock of Combined Professional Services will be converted into and exchanged for the right to receive one share of common stock of Patron Systems, Inc.

It is anticipated that the name change and use of a new symbol will become effective by mid-November.

"The name change reflects our strategy to develop the Patron Systems trusted enterprise security solutions brand," comments Patrick J. Allin. "The word `Patron' means supporter, protector, or champion of a cause, and we intend Patron Systems to become the champion of trusted operating environments via best-of-breed digital information security."

As previously announced, the management team of Combined Professional Services, whose credentials and former business roles are listed below, will retain the same positions under the new company name:

Patrick J. Allin, CEO

     . Senior Partner at PricewaterhouseCoopers and COO of the $6 Billion Global Consulting Practice
     .    Co-Chairman and CEO of Encore Development
     .    President of various Billion dollar companies in Canada and the US
     .    Audit Partner at Price Waterhouse

Brett Newbold, CTO, President - Technology Products

     . Served for eight years as VP of R&D for Oracle Corp. - Senior responsibility for the selection and development of new technologies, reporting directly to Larry Ellison
     .    Consultant to Kleiner Perkins Caufield & Byers
     .    President and COO of OpenText (NASDAQ: OTEX)

Rich Linting, President - Security Services

     .    Lead Technology Partner and Executive Committee Member at Accenture
     .    President of Carreker Corporation (NASDAQ: CANI)
     . Built global consulting practices at both Computer Sciences Corporation and Digital Equipment Corporation

In addition to a solid management team, Patron Systems has recently announced a Letter of Intent to acquire Entelagent Software Corporation as its first step in building a portfolio of offerings under the Technology Products Group. Entelagent Software provides enterprise-wide solutions for optimizing real-time electronic mail surveillance, pre and post-event review of email and attachments, archiving, and policy management. Entelagent's email content monitoring technology addresses the need for comprehensive internal security measures to safeguard intellectual capital, promote workplace productivity, and protect company reputations.

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                                                                    Exhibit 99.2

Entelagent Software offers a full range of services to best-fit customer requirements. For Human Resources groups Entelagent Software provides a ready-to-use, field-specific, open lexicon. Entelagent also delivers guidance in easily tailoring the system to map the customer's policies and procedures related to workplace sensitivity. To help companies comply with the U.S. rules regarding email communications between securities firms and the investing public, Entelagent offers its SAMS Online(R) SEC Compliance Solution. Clients include some of the largest banking and financial services firms, such as Goldman-Sachs, Mellon Bank, Nomura Securities, Daiwa Securities America, and Edward Jones & Company.

Contacts:

    Patron Systems, Inc., Chicago        Capital Market Relations
    Ryan Kirch, 312-493-2171             Chris Rosgen, 949-481-9739
    IR@patronsystems.net                 chrisrosgen@capitalmarketrelations.com
    --------------------

About Patron Systems, Inc.

Patron Systems, Inc. is a development stage information security company incorporated in April 2002 to provide security services and technology products to global enterprises. Patron's Security Services Group intends to work with organizations to provide comprehensive, certifiable solutions for trusted information environments. Initial offerings are contemplated to include vulnerability assessments; compliance and certification reviews, training, remediation, monitoring, and managed services. Patron's Technology Products Group, through its planned acquisition of third generation software and hardware, plans to help enterprises address security needs holistically throughout the IT environment. Patron Systems intends to deploy products maintaining the highest standards of independence, product quality and functionality, as well as ROI for the client organization.

Entelagent Software Corporation

Entelagent Software Corporation began operations in 1996 to develop an email processing engine capable of auto-archiving, providing message preview and review and data mining of enterprise-wide databases of email and attachments. The emergent product, the SAMS Online(R) scalable platform, provides real-time monitoring and post-event review of email messages and their attachments as well as infrastructure for Knowledge Management of archived email messages and attachments in all media. At the core of this "content-aware" email management system is a rules-based lexicon, or keyword/phrase database. This database contains an intelligent processor that provides the ability to define preview and review rules at the individual, group, department, or enterprise-wide level, employ separate lexicons for each group in an organization (financial, technical, Human Resources, specific workgroups and branch offices, etc.), and even filter content for phrases associations, combinations, phonetics, misspellings, and backward spellings. Support is also available for multiple languages, including European and Asian languages, to ensure global capability of the content monitoring system.

Forward Looking Statements

The statements made in this press release are forward-looking and are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, the ability to complete the proposed reincorporation merger or any proposed acquisitions, the ability of Patron or the Company to execute effectively its business plan, changes in the market for information security solutions, changes in market activity, anticipated increases in customers, seasonality, the development of new products and services, the enhancement of existing products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Statements made in this document that are not purely historical are forward-looking

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                                                                    Exhibit 99.2

statements, including any statements as to beliefs, plans, expectations, or intentions regarding the future. The Company assumes no obligation to update information concerning its expectations.

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